UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 4, 2021

Ford Credit Floorplan Master Owner Trust A

(Exact Name of Issuing Entity as Specified in Charter)

Commission File Number: 333-227766

Central Index Key Number: 0001159408

Ford Credit Floorplan LLC and Ford Credit Floorplan Corporation

(Exact Name of Registrants/Depositors as Specified in Charter)

Commission File Numbers: 333-227766-01 and 333-227766-02

Central Index Key Numbers: 0001061198 and 0000872471

Ford Motor Credit Company LLC

(Exact Name of Sponsor as Specified in Charter)

Central Index Key Number: 0000038009

Delaware

(State or Other Jurisdiction of Incorporation of the Registrants)

38-3372243 and 38-2973806

(IRS Employer Identification No. of the Registrants)

c/o Ford Motor Company – Ford Credit SPE Management Office
World Headquarters, Suite 802
One American Road
Dearborn, Michigan	48126
(Address of Principal Executive Offices of the Registrants)	(Zip Code)

Registrants' telephone number, including area code: 313-594-3495

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Item 1.01	Entry into a Material Definitive Agreement

Ford Credit Floorplan Master Owner Trust A, as issuer (the "Trust") has entered into Omnibus Amendment No. 2 to Indenture Supplements (Series 2015-3, Series 2016-2, Series 2017-3, Series 2018-2, Series 2018-3, Series 2018-4, Series 2019-1, Series 2019-2, Series 2019-3, Series 2019-4, Series 2020-1 and Series 2020-2), dated as of August 4, 2021 (the "Omnibus Amendment"), with The Bank of New York Mellon, as indenture trustee (the "Indenture Trustee"), in order to amend each Indenture Supplement listed in Exhibit A thereto (each, an "Indenture Supplement" and collectively, the "Indenture Supplements"), each supplemental to the Second Amended and Restated Indenture, dated as of August 1, 2001, as amended and restated as of December 1, 2010 (the "Indenture"), between the Issuer and the Indenture Trustee. The Omnibus Amendment (a) amends the Amortization Event relating to amounts on deposit in the Excess Funding Account in each applicable Indenture Supplement by increasing the applicable percentage from 30% to 70% of the sum of the Adjusted Invested Amounts of all Series and (b) adds provisions in each applicable Indenture Supplement making certain Available Investor Principal Collections available to make payments of interest and fees if the amount in the Excess Funding Account exceeds 30% of the sum of the Adjusted Invested Amounts of all Series.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
10.16	Omnibus Amendment No. 2 to Indenture Supplements, dated as of August 4, 2021, between the Trust and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their respective behalves by the undersigned hereunto duly authorized.

FORD CREDIT FLOORPLAN CORPORATION

By:	/s/ Nathan Herbert
	Name:	Nathan Herbert
	Title:	Assistant Secretary

FORD CREDIT FLOORPLAN LLC

By:	/s/ Nathan Herbert
	Name:	Nathan Herbert
	Title:	Assistant Secretary

Dated: August 4, 2021

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